UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2021

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware Delaware	1-36756 1-12407	47-0961620 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5321 Corporate Boulevard,Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225)
926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Lamar Advertising Company securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC
Lamar Media Corp. securities registered pursuant to Section 12(b) of the Act: none
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Lamar Advertising Company	Emerging growth company	☐

Lamar Media Corp.	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Item 7.01. Regulation FD Disclosures.
In connection with the Proposed Offering (as defined below), Lamar Media Corp. disclosed that, as of November 30, 2020, it had approximately $120.0 million in cash and cash equivalents. Lamar Media Corp. also disclosed that $70.0 million of borrowings outstanding under its revolving senior credit facility as of September 30, 2020 were subsequently repaid prior to November 30, 2020.
Item 8.01. Other Events.
On January 7, 2021, Lamar Advertising Company issued a press release announcing a proposed institutional private placement of $550.0 million of senior notes of Lamar Media Corp. (the “Proposed Offering”).
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.
* * *
This Current Report on Form
8-K
contains forward-looking statements, including regarding the Proposed Offering. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements are uncertainties relating to market conditions for corporate debt securities generally and for the securities of advertising companies and for Lamar Media in particular.
This Current Report on Form
8-K
is neither an offer to sell nor a solicitation of an offer to buy the senior notes.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lamar Advertising Company dated January 7, 2021

104	Cover Page Interactive Data File - (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2021	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer and Treasurer

Date: January 7, 2021	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer and Treasurer